CNI Charter Funds

California Tax Exempt Bond Fund

Institutional Class
Class N

Supplement dated November 20, 2009 to Statement of Additional Information dated
January 28, 2009

This supplements certain information contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

The following replaces the second paragraph and second table on page 59 of the Statement of Additional Information:

California Tax Exempt Bond Fund

The individuals with primary responsibility for managing the California Bond Fund are Rodney J. Olea and Gregory Kaplan. Additional information about Mr. Olea is set forth above under “Corporate Bond Fund”. As of September 30, 2009, Mr. Kaplan managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:*	1	$40.1	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	89	$395.6	0	$0

* Includes the California Bond Fund.  Prior to his appointment as portfolio manager, Mr. Kaplan assisted Mr. Olea in the management of the California Bond Fund.

Neither Mr. Olea nor Mr. Kaplan owns any shares of the California Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.